SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 20, 2008
                        (Date of earliest event reported)

                                VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                         0-18105                        11-2871434
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(State or other                   (Commission                    (IRS Employer
 jurisdiction of                  File Number)                   Identification
 incorporation)                                                     Number)


180 Linden Avenue, Westbury, New York                               11590
-------------------------------------                               -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code              (516) 997-4600
                                                               --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 1.01         Entry into Material Definitive Agreement.

     (a) On November 20, 2008, the Company entered into an Amendment to the Distribution Agreement with Living Data Technology Corporation ("Living Data") to expand the territory covered in the Distribution Agreement to provide for exclusive distribution rights worldwide. In consideration for these rights, the Company agreed to issue to Living Data 3,000,000 restricted shares of its common stock.


Item 9.01 Financial Statements and Exhibits

     (d) Exhibits
         --------

          10.1 Amendment to Distribution Agreement dated November 20, 2008 between Living Data Technology Corporation and Vasomedical, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VASOMEDICAL, INC.


                                       By: /s/ Jun Ma
                                           -------------------------------------
                                           Jun Ma
                                           Chief Executive Officer and President

Dated:   November 24, 2008